[EX-99.906CERT]
Exhibit (b)
SECTION 906 CERTIFICATIONS
     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ James D. Dondero
James D. Dondero
Chief Executive Officer

Date:	August 30, 2005

By:	/s/ M. Jason Blackburn
M. Jason Blackburn
Chief Financial Officer

Date:	August 30, 2005